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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): DECEMBER 4, 2006


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

              Representatives of Duane Reade Holdings, Inc. (the "Company") will be attending the Bank of America 2006 Credit Conference on December 4, 2006. The Company will be simultaneously webcasting the Conference, and the webcast will begin at 11:00 a.m.

              This Regulation FD disclosure is being furnished by the Company with respect to information that may be provided at the Conference.

              As previously disclosed in the Company's current report on Form 8-K, dated November 15, 2006, the Company's Audit Committee is in the process of completing its review relating to the correct accounting for billing by construction and other contractors at its stores.

              The Company has received a waiver from its lenders under its revolving credit facility with respect to, among other things, the delivery to the lenders of its financial statements for the quarter ended September 30, 2006 and the timing of the filing of the Company's quarterly report on Form 10-Q for that period. The Company is proceeding with the preparation of the Form 10-Q and will file the Form 10-Q as soon as practicable after the investigation concludes.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  December 4, 2006

                                              DUANE READE HOLDINGS, INC.


                                              By:  /s/ John K. Henry
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                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer